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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 18, 2002

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                             RELIANT RESOURCES, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                  1-16455                    76-0655566
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


                  1111 LOUISIANA
                  HOUSTON, TEXAS                            77002
     (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (713) 207-3000

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ITEM 5.  OTHER EVENTS.

         On September 18, 2002, Fitch Ratings (Fitch), lowered its rating on Reliant Resources, Inc.'s senior unsecured debt from BBB - (rating watch negative) to BB (rating watch negative).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

               (c) Exhibits.

               The following exhibit is filed herewith:

               None.







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RELIANT RESOURCES, INC.



    Date:  September 18, 2002              By: /s/ Thomas C. Livengood
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                                              Thomas C. Livengood
                                              Vice President and Controller



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